CASH AND CASH EQUIVALENTS (Details Narrative) - USD ($)	Sep. 30, 2022	Dec. 31, 2021	Sep. 30, 2021	Dec. 31, 2020
Cash and cash equivalents	$ 1,584,869	$ 2,597,848		$ 3,517,600
Cash in bank	517,730	554,864		1,112,147
Time deposits	1,027,797	1,975,347		$ 2,391,182
Time deposit uninsured	$ 254,662	$ 295,761
Minimum [Member]
Percentage of Interest rate for time deposits	1.10%	1.10%	1.80%
Maximum [Member]
Percentage of Interest rate for time deposits	1.58%	1.25%	2.15%